SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made as of the date of the signature of the Company set forth on the signature pages hereof, by and among NEURO-HITECH, INC., a Delaware corporation, with its principal offices at One Penn Plaza, Suite 1503, New York, New York 10019 (the “Company”), and each person identified as an Investor on the signature pages hereto (each, an “Investor” and collectively, the “Investors”).

WHEREAS, the Company desires to sell between 8,000,000 and 14,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a price of $0.25 per share, in a private placement (the “Offering”) to be conducted by the Company (the Common Stock purchased hereunder, the “Securities”); and

WHEREAS, the Company is offering the Securities pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), to “accredited investors” only, as such term is defined in Rule 501(a) of said Regulation D.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

SECTION 1
PURCHASE AND SALE OF UNITS

1.1 Agreement to Purchase and Sell.  Upon the terms and subject to the conditions set forth in this Agreement, each Investor, severally and not jointly, agrees to purchase at the Closing (as defined below), and the Company agrees to issue and sell to such Investor at the Closing, for the purchase price set forth opposite such Investor’s name on such Investor’s signature page that number of shares of Common Stock set forth opposite such Investor’s name on such Investor’s signature page at a purchase price of $0.25 per share. Each Investor hereby:

(a) tenders an executed copy of its signature page to this Agreement; and

(b) tenders the purchase price set forth opposite such Investor’s name as set forth on such Investor’s signature page to the Company by wire transfer of immediately available funds to the account designated by the Company in writing (the “Proceeds”).

1.2 Closing.

(a) The purchase and sale of the Securities hereunder shall take place at one or more closings (each a “Closing”). The initial closing (the “Initial Closing”), which shall be for at least 8,000,000 shares of Common Stock, shall take place at the offices of Arent Fox LLP, 1050 Connecticut Avenue, Washington, DC 20036, concurrent with the closing of the Acquisition (as defined in Section 3.1(e)), or at such other time as the Company and a majority in interest of the Investors participating in the Initial Closing (the “Initial Investors”) mutually agree upon orally or in writing (the “Closing Date”).

(b) Any Securities not issued and sold at the Initial Closing may be issued and sold, subject to the terms and conditions of this Agreement, at one or more subsequent Closings (each a “Subsequent Closing”), to one or more persons acceptable to the Company (the “Subsequent Investors”). Upon execution and delivery of the relevant signature pages, the Subsequent Investors shall be become parties to, and bound by, this Agreement without the need for any amendment to this Agreement and shall have the rights and obligations hereunder, in each case as of the applicable Subsequent Closing. Any such sale and issuance at a Subsequent Closing shall be on the same terms and conditions (including the Purchase Price that shall have been fixed at the Initial Closing). Each Subsequent Closing shall take place at such date, time and place as shall be approved by the Company.

(c)  At each Closing, the Company shall deliver to each Investor certificates representing the Securities being purchased by such Investor at such Closing, against payment of the applicable Purchase Price therefor by check, wire transfer, cancellation or conversion of indebtedness, or any combination thereof.

1.3 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement.  The decision of each Investor to purchase Common Stock pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions.  Nothing contained herein, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

SECTION 2
REPRESENTATIONS, WARRANTIES AND COVENANTS

2.1 Investor Representations, Warranties and Covenants. Each Investor hereby acknowledges, represents, warrants or covenants, as the case may be, severally and not jointly to the Company as follows:

(a) The Investor is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act and is able to bear economic risk of an investment in the Securities.

(b) The Investor has prior investment experience, including investment in early stage companies, non-listed and non-registered securities, has the ability to fend for himself, can bear the economic risk of his investment, and has such knowledge and experience in financial, business matters that he is capable of evaluating the merits and risks of such an investment, and that he recognizes the highly speculative nature of this investment.

(c) The Investor acknowledges receipt and careful review of the documents filed with respect to the Company with the Securities and Exchange Commission (“SEC”) since December 31, 2007 (the “SEC Documents”) pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and hereby represents that he has been furnished by the Company during the course of this transaction with all other information regarding the Company which he had requested or desired to know, that all documents which could be reasonably provided have been made available for his inspection and review, that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering and any additional information which he had requested. Notwithstanding the foregoing, it is understood that Investor is purchasing the Securities without being furnished a prospectus setting forth all of the information that would be required to be furnished in a prospectus under the Securities Act.

(d) The Investor understands and recognizes that the purchase of the Securities is highly speculative and involves a high degree of risk and that only investors who can afford the loss of their entire investment should consider investing in the Company. The Investor has also reviewed the risk factors in the SEC Documents.

(e) The Investor acknowledges that the Company may find it necessary to raise additional capital in the future.

(f) The Investor represents that the Securities are being purchased for such Investor’s own account, for investment and not for distribution or resale to others. The Investor agrees not to sell or otherwise transfer such securities unless they are registered under the Securities Act or unless an exemption from such registration is available. The Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities.

(g) The Investor understands that he may never be able to liquidate his investment in the Company. Investor represents that he has sufficient liquid assets so that the illiquidity associated with this investment will not cause any undue financial difficulties or affect the Investor’s ability to provide for its current needs and possible financial contingencies, and that the Investor’s commitment to all high risk investments (including this one if this purchase is agreed to and accepted by the Company) is reasonable in relation to the Investor’s net worth and/or annual income.

(h) The Investor understands that the Securities will be restricted securities as such term is defined under Rule 144 (“Rule 144”) promulgated under the Securities Act and cannot be sold except pursuant to such registration or an exemption therefrom.

(i) The Investor understands that the Company is relying on the Investor’s representations herein. Any information which the Investor has heretofore furnished to the Company, including, without limitation, information with respect to its financial position and business experience, is correct and complete as of the date of this Agreement, and if there should be any material change in such information prior to the Closing the Investor will immediately furnish such revised or corrected information to the Company.

(j) The Investor understands the tax consequences of this investment and that the contents of this Agreement does not contain tax advice or information. The Investor confirms that it is not relying on any statements or representations of the Company or any of its agents with respect to the tax and other economic considerations of an investment in the Securities. The Investor has had the opportunity to consult with the Investor’s own legal, accounting, tax, investment and other advisors, who are unaffiliated with the Company or any affiliate or selling agent of the Company, with respect to the tax treatment of an investment by the Investor in the Securities. The Investor also acknowledges that it is solely responsible for any of its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(k) If the Investor is an entity, it is a corporation, limited liability company, trust or partnership or other similar entity duly organized, validly existing and in good standing under the laws of its jurisdiction. The Investor has full power and authority (corporate or otherwise) to execute, deliver and enter into this Agreement and to purchase the Securities. The execution and delivery by the Investor of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action on the part of the Investor. If the Investor is an individual, the Investor has the legal capacity to enter into this Agreement and is a bona fide resident of the state shown in the address set forth on the signature pages hereto.

(l) The Investor consents to the placement of a legend on any certificate or other documents evidencing the Securities substantially in the following form:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY BE RESOLD OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION (IF AVAILABLE) UNDER THE SECURITIES ACT, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.”

Additionally, in order to enforce the covenants set forth in Sections 2.1(x) and (y), the Company shall have the right to place additional restrictive legends on the certificates representing the Securities and to impose stop transfer instructions with respect to the Securities until the end of the applicable period.

(m) The address of the Investor furnished by him on the signature pages hereto is the undersigned’s principal residence if he is an individual or its principal business address if it is a corporation or other entity.

(n) Except as set forth herein, no representations or warranties have been made to the Investor by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, the Investor is not relying on any information, other than that contained herein and the results of independent investigation by the Investor.

(o) Investor either (i) has a pre-existing personal or business relationship with the Company or any of its partners, officers, directors or controlling persons, or (ii) by reason of such Investor’s business or financial experience or the business or financial experience of such Investor’s professional advisors (which professional advisors are unaffiliated with and are not compensated by the Company, or any affiliate or selling agent of the Company, directly or indirectly) such Investor could be reasonably assumed to have the capacity to protect such Investor’s own interests in connection with the transaction.

(p) This Agreement constitutes the legal, valid and binding agreement of the Investor, enforceable against the Investor in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and by general equitable principles, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent any indemnification provisions contained in this Agreement may be limited by applicable Federal or state securities laws.

(q) If the Investor is not a United States person, it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to purchase the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Investor’s payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Investor’s jurisdiction.

(r) The Investor also understands and agrees that, although the Company will use its best efforts to keep confidential the information provided herein, the Company may present the information provided herein to such parties as it deems advisable (a) if called upon to establish either the availability under any Federal or state securities laws of an exemption from registration of the Offering or compliance with any other legal requirement, or (b) if the contents hereof are relevant to any issue in any action, regulatory request, inspection, investigation, suit or proceeding to which the Company is a party, is subject, or by which it is or may be bound. Further, the Investor understands that the Offering may be reported to the SEC pursuant to the requirements of applicable Federal law and to various state securities or blue sky commissioners pursuant to applicable laws.

(s) No court or governmental injunction, order or decree affecting the Investor and prohibiting the execution and delivery by the Investor of this Agreement and the consummation of the transactions contemplated hereby is in effect, and the terms of this Agreement do not conflict with any provision of the certificate or articles of incorporation or by-laws (or comparable charter, partnership or other organizational documents) of the Investor, or conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a material default under, any material lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Investor is a party.

(t) No material consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, remains to be obtained or is otherwise required to be obtained by the Investor in connection with the authorization, execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, including, without limitation the purchase and sale of the Securities.

(u) No finder, broker, agent, financial person or other intermediary has acted on behalf of the Investor in connection with the Investor’s purchase of the Securities, the consummation of this Agreement or any of the transactions contemplated hereby. The Investor has not had any direct or indirect contact with any investment banking firm (or similar firm) with respect to the offer of the Securities by the Company to the Investor or the Investor’s purchase of the Securities.

(v) The Investors did not (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available, with respect to the Common Stock or (ii) attend any seminar, meeting or investor or other conference whose attendees were, to the Investor’s knowledge, invited by any general solicitation or general advertising with respect to the Common Stock.

(w) The Investor acknowledges that the Offering is confidential and non-public and agrees that all information about the Offering and the Acquisition shall be kept in confidence by the Investor until the public announcement of the Offering and the Acquisition by the Company. The Investor acknowledges that the foregoing restrictions on the Investor’s use and disclosure of any such confidential, non-public information contained in the above-described documents restricts the Investor from trading in the Company’s securities to the extent such trading is on the basis of material, non-public information of which the Investor is aware and is in violation of applicable securities laws.

(x) The Investor agrees that beginning on the date hereof until the Offering and the Acquisition is publicly announced by the Company, the Investor will not enter into any Short Sales. For purposes of the foregoing sentence, a “Short Sale” by an Investor means a sale of Common Stock that is marked as a short sale and that is executed at a time when such Investor has no equivalent offsetting long position in the Common Stock, exclusive of the Shares. For purposes of determining whether an Investor has an equivalent offsetting long position in the Common Stock, all Common Stock that would be issuable upon exercise in full of all options then held by such Investor (assuming that such options were then fully exercisable, notwithstanding any provisions to the contrary, and giving effect to any exercise price adjustments scheduled to take effect in the future) shall be deemed to be held long by such Investor.

(y) The Investor hereby agrees that it shall not sell or otherwise transfer or dispose of any Securities then owned by such Investor (other than estate planning transfers to the parents, siblings, children or grandchildren of the Investor (or a trust or other entity for their exclusive benefit), other transfers to donees or to partners of the Investor who agree to be similarly bound) prior to the Lock-up Termination Date (as defined below). For purposes of this Agreement, the “Lock-up Termination Date” shall mean: (i) with respect to one-third of the Securities held by an Investor, the six month anniversary of the Closing Date; (ii) with respect to an additional one-third of the Securities held by an Investor, the nine month anniversary of the Closing Date; and (iii) with respect to the remaining one-third of the Securities held by an Investor, the one year anniversary of the Closing Date.

(z) The foregoing acknowledgments, representations, warranties and covenants shall survive the Closing.

2.2 Representations, Warranties and Covenants of the Company. The Company hereby acknowledges, represents, warrants or covenants, as the case may be, to the Investor as follows:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to own and hold its properties and to conduct its business. The Company is duly licensed or qualified to do business, and in good standing, in each jurisdiction in which the nature of its business requires licensing, qualification or good standing, except for any failure to be so licensed or qualified or in good standing that would not have a material adverse effect on (i) the Company and each Subsidiary (as defined below) taken as a whole, (ii) its consolidated results of operations, assets, or financial condition, (iii) its ability to perform its obligations under this Agreement or (iv) the Common Stock (a “Material Adverse Effect”).

(b) The Company’s subsidiaries are Q-RNA, LLC, a Delaware limited liability company and Marco-HiTech JV Ltd., a New York corporation (each a “Subsidiary” and collectively, the “Subsidiaries”). All of the outstanding shares of capital stock of each of the Subsidiaries are duly authorized, validly issued, fully paid and nonassessable and owned by the Company and are free and clear of all liens, claims, encumbrances, options, pledges and security interests (collectively, “Liens”) and were not issued in violation of, nor subject to, any pre-emptive, subscription or similar rights. There are no outstanding warrants, options, subscriptions, calls, rights, agreements, convertible or exchangeable securities or other commitments or arrangements relating to the issuance, sale, purchase, return or redemption, voting or transfer of any shares, whether issued or unissued, of any capital stock, equity interest or other securities of any Subsidiary. The Company and the Subsidiaries do not own any equity interests in any person, other than the Subsidiaries. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to own, lease and operate its properties and to conduct its business.

(c) Schedule 2.2(c) sets forth (a) the authorized capital stock of the Company; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company’s stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable law and any rights of third parties relative to the Company and its subsidiaries. No person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company. Except as described on Schedule 2.2(c), there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or any of its Subsidiaries is or may be obligated to issue any equity securities of any kind and except as contemplated by this Agreement, neither the Company nor any of its Subsidiaries is currently in negotiations for the issuance of any equity securities of any kind. Except as described on Schedule 2.2(c), there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. Except as described on Schedule 2.2(c) the Company has not granted any person the right to require the Company to register any securities of the Company under the Securities Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other person. Except as described on Schedule 2.2(c), the Company does not have outstanding stockholder purchase rights or any similar arrangement in effect giving any person the right to purchase any equity interest in the Company upon the occurrence of certain events.

(d) The Company has full corporate power and authority to execute, deliver and enter into this Agreement and to consummate the transactions contemplated hereby. All action on the part of the Company, its directors or stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Securities and the performance of the Company’s obligations hereunder has been taken. The Securities have been duly authorized and, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable and will be free and clear of all Liens imposed by or through the Company other than restrictions imposed by this Agreement and applicable securities laws. This Agreement has been duly executed and delivered by the Company, and such agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(e)  (i) Included in the Company’s Form 10-KSB/A for the fiscal year ended December 31, 2007 (the “Form 10-KSB”), are true and complete copies of the audited consolidated balance sheets (the “Balance Sheets”) of the Company and its Subsidiaries at December 31, 2007, and the related audited consolidated statements of operation, changes in shareholders’ equity and cash flows for the years ended December 31, 2007 and 2006 (the “Financial Statements”), accompanied by the report of Moore Stephens P.C., Certified Public Accountants, A Professional Corporation. The Financial Statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), applied consistently with the past practices of the Company (except as may be indicated in the notes thereto), and as of their respective dates, fairly present the consolidated financial position of the Company and the results of its operations and cash flows for the periods indicated therein. The Financial Statements have been prepared and are in accordance in all material respects with the accounting books and records of the Company. The books and records of the Company are kept in accordance with the provisions of the Exchange Act.

(ii) Each SEC Document is available via the SEC’s EDGAR System. All reports or other documents required to be filed by the Company under the Securities Act or the Exchange Act since December 31, 2007 have been filed. As of their respective filing dates, each SEC Document complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the SEC thereunder applicable to the SEC Documents, and no SEC Document contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with then applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto.

(iii) All written disclosures provided to the Investors regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company’s representations and warranties set forth in this Agreement and the schedules to this Agreement) are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Except for the Offering, the Acquisition and transactions contemplated therein, no event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(iv) Since March 31, 2008, except for the Offering, the Acquisition and the transactions contemplated therein, neither the Company nor any of its Subsidiaries has incurred any material liabilities or obligations of any nature, whether or not accrued, absolute, contingent or otherwise, other than liabilities (A) disclosed in the SEC Documents filed prior to the date of this Agreement, (B) adequately provided for in the Balance Sheets or disclosed in any related notes thereto, (C) not required under GAAP to be reflected in the Balance Sheets, or disclosed in any related notes thereto, (D) incurred in connection with this Agreement or (E) incurred in the ordinary course of business and under contracts entered into in the ordinary course of business and in excess of $250,000.

(v) Since March 31, 2008, there has not been any material adverse change in the business, financial condition or operating results of the Company and its Subsidiaries.

(vi) No written order or injunction has been issued to the Company, and to the best of its knowledge, there are no injunctions (which have not been reduced to writing) that either (i) asserts that any of the transactions contemplated by the Offering is subject to the registration requirements of the Securities Act or (ii) purports to prevent or suspend the issuance or sale of any of the Securities in any jurisdiction.

(f) Except as contemplated by this Agreement or the Acquisition or disclosed in the SEC Documents, since March 31, 2008 through the date immediately preceding the Closing Date, neither the Company nor any of its Subsidiaries has (i) issued any stock, options, bonds or other securities, (ii) borrowed any material amount or incurred or became subject to any material liabilities (absolute, accrued or contingent), other than current liabilities incurred in the ordinary course of business and liabilities under contracts entered into in the ordinary course of business, (iii) discharged or satisfied any material lien or material adverse claim or paid any material obligation or material liability (absolute, accrued or contingent), other than current liabilities shown on the Balance Sheets and current liabilities incurred in the ordinary course of business, (iv) declared or made any payment or distribution of cash or other property to the stockholders of the Company or purchased or redeemed any securities of the Company, (v) mortgaged, pledged or subjected to any material lien or material adverse claim any of its properties or assets, except for liens for taxes not yet due and payable or otherwise in the ordinary course of business, (vi) sold, assigned or transferred any of its assets, tangible or intangible, except in the ordinary course of business or in an amount less than $250,000, (vii) suffered any extraordinary losses or waived any rights of material value other than in the ordinary course of business, (viii) made any capital expenditures or commitments therefor other than in the ordinary course of business or in an amount less than $250,000, (ix) entered into any other transaction other than in the ordinary course of business in an amount less than $250,000 or entered into any material transaction, whether or not in the ordinary course of business, (x) made any charitable contributions or pledges, (xi) suffered any damages, destruction or casualty loss, whether or not covered by insurance, affecting any of the properties or assets of the Company or any other properties or assets of the Company which could, individually or in the aggregate, have or result in a Material Adverse Effect, (xii) made any material change in the nature or operations of the business of the Company or (xiii) entered into any agreement or commitment to do any of the foregoing or that could reasonably be expected to result in any of the foregoing.

(g) (i) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not (A) result in the violation of any provision of the Certificate of Incorporation or By-laws of the Company, (B) result in any violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company or any of its Subsidiaries is bound or (C) conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement to which the Company or any of its Subsidiaries is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries, in the cases of clauses (B) and (C) above, only to the extent such conflict, breach, violation, default or Lien reasonably could, individually or in the aggregate, have or result in a Material Adverse Effect.

(ii) No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority remains to be obtained or is otherwise required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, including, without limitation the issue and sale of the Common Stock, except filings as may be required to be made by the Company after the Closing with (A) the SEC and (B) state “blue sky” or other securities regulatory authorities.

(h) The Company and its Subsidiaries have all licenses, permits and other governmental authorizations currently required for the conduct of its current business and the ownership of its properties and is in all respects complying therewith, except where the failure to have such licenses, permits and other governmental authorizations would not have a Material Adverse Effect.

(i) The Company is subject to and in compliance with the reporting requirements of Section 13 or 15(d) of the Exchange Act and files reports with the SEC on the EDGAR System. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any written notification or, to its knowledge, oral notification, that the SEC is contemplating terminating such registration.

(j) The certificates for the shares of Common Stock conform to the requirements of the General Corporation Law of the State of Delaware.

(k) The Company has complied in all material respects with and established such committees and policies as required by the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC promulgated thereunder.

(l) Except as disclosed in the SEC Documents, there are no material claims, actions, suits, investigations or proceedings pending or, to the Company’s knowledge, threatened against the Company and its Subsidiaries or their respective assets, or any director or officer of the Company or any of its Subsidiaries, in such person’s capacity as an officer or director of the Company or any of its Subsidiaries, at law or in equity, by or before any governmental authority, or by or on behalf of any third party.

(m) The Company is not, and following the Closing of the Offering will not be, an “investment company” within the meaning of that term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

(n) Neither the Company nor any of its Subsidiaries is (i) in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party of by which it or any of its properties is bound or (ii) in violation of any order, decree or judgment of any court, arbitrator or governmental body, the default under or violation of which could, individually or in the aggregate, have or result in a Material Adverse Effect.

(o) The Company and its Subsidiaries, as the case may be, own all right, title and interest, or possesses adequate rights, in and to all patents, trademarks, registered copyrights, service marks or trade names, permits, grants and licenses and all other intangible assets of the Company necessary to conduct the business of the Company as presently conducted (the “Intellectual Property”) and to the knowledge of the Company the Intellectual Property does not infringe on or conflict with the rights or intellectual property of third parties, and, neither the Company, nor any of its Subsidiaries has received any written notice contesting its right to use any such Intellectual Property. The Intellectual Property has not been and are not the subject of any pending or threatened litigation or claim of infringement, and the transactions contemplated hereby will not adversely affect the right, title and interest of the Company in and to the Intellectual Property.

(p) The Company and its Subsidiaries have obtained all permits, licenses and other authorizations which are required under United States federal, state and local laws relating to pollution or protection of the environment, including laws related to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic material or wastes into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling or pollutants, contaminants or hazardous or toxic materials or wastes (“Environmental Laws”), except where the failure to obtain such permits, license or authorizations would not, individually or in the aggregate, have or result in a Material Adverse Effect. The Company and its Subsidiaries are in compliance with all terms and conditions of such permits, licenses and authorizations and are also in full compliance with all other limitations, restrictions, conditions and requirements contained in the Environmental Laws, except where the failure to so comply would not have a Material Adverse Effect. The Company is not aware of, nor has the Company received notice of, any events, conditions, circumstances, actions or plans which may interfere with or prevent continued compliance or which would give rise to any material liability under any Environmental Laws.

(q) All material agreements to which the Company or any of its Subsidiaries is a party or by which any of them is bound and which are required to be filed by the Company pursuant to the Securities Act, the Exchange Act and the rules and regulations thereunder have been filed by the Company with the SEC. As of the date hereof, except as disclosed in the SEC Documents, and except for those agreements that by their terms are no longer in effect, each such agreement is in full force and effect and is binding on the Company and, to the Company’s knowledge, is binding upon such other parties, in each case in accordance with its terms, and neither the Company nor, to the Company’s knowledge, any other party thereto is in material breach of or material default under any such agreement. Except as disclosed in the SEC Documents, the Company has not received any written notice regarding the termination of any such agreements.

(r) The Company has good title to all the properties and assets reflected as owned by it in the Financial Statements, subject to no Lien except (i) those, if any, reflected in such Financial Statements or (ii) those which are not material in amount and do not adversely affect the use made and intended to be made of such property by the Company. The Company holds its leased properties under valid and binding leases. Except as disclosed in the SEC Documents, the Company owns or leases all such properties as are necessary to its operations as now conducted.

(s) The Company and its Subsidiaries maintain insurance of the types, against such losses and in the amounts and with such insurers as are customary in the Company’s industry for similarly situated companies, and otherwise reasonably prudent, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

(t) The Company and its Subsidiaries are in compliance in all material respects with all applicable laws and all orders of, and agreements with, any governmental authority applicable to the Company, any Subsidiary or any of their respective assets. The Company and the Subsidiaries have all permits, certificates, licenses, approvals and other authorizations required under applicable laws or necessary in connection with the conduct of their businesses, except where the failure to have such permits, certificates, licenses, approvals and other authorizations would not have a Material Adverse Effect.

(u) The Company and its Subsidiaries have filed or obtained extensions of all material United States federal, state, local and foreign income, excise, franchise, real estate, sales and use and other tax returns which it or they are required to file. All material federal, state, county, local, foreign or other income taxes which have become due or payable by the Company or any of its Subsidiaries (collectively, “Taxes”), have been paid in full or are adequately provided for in accordance with GAAP on the financial statements of the applicable person. No Liens arising from or in connection with Taxes have been filed and are currently in effect against the Company or any of its Subsidiaries, except for Liens for Taxes which are not yet due or which would not have a Material Adverse Effect. No audits or investigations are pending or, to the knowledge of the Company, threatened with respect to any tax returns or Taxes of the Company or any of its Subsidiaries.

(v) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any material liability; the Company has not incurred and does not expect to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(w) The Company is not involved in any material labor dispute with its employees nor is any such dispute, to the Company’s knowledge, threatened or imminent.

(x) Assuming the truth of the Investor’s representations and acknowledgments contained in Section 2.1 hereof, neither the Company nor any person acting on its behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. The Company has not sold the Securities to anyone other than the Investors designated on the signature pages hereto. Each Share certificate shall bear substantially the same legend set forth in Section 2.1(l) hereof for at least so long as required by the Securities Act.

(y) Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(z) The Company intends to account for the gross proceeds raised from the financing which is the subject of this Agreement as equity in its financial statements.

(aa) The proceeds to the Company from the offering of the Securities will not be used to purchase or carry any security in violation of Regulation T, U and X of the Board of Governors of the Federal Reserve System.

(bb) The Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(cc) Except as disclosed in the SEC Documents, no relationship, direct or indirect, exists between or among the Company or any affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Exchange Act to be described in the Form 10-KSB for the year ended December 31, 2007, which is not so described in such reports.

The Company acknowledges that the Investors and, for purposes of the opinions to be delivered to the Investors pursuant to Section 3 hereof, counsel to the Company and counsel to the Investors will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

SECTION 3
CONDITIONS FOR CLOSING

3.1 Conditions of Investor’s Obligations at Closing. The obligations of each Investor under this Agreement are subject to the Company’s fulfillment on or before Closing of each of the following conditions:

(a) Representations and Warranties. Each of the representations and warranties of the Company contained in this Agreement which are qualified as to materiality must be true and correct in all respects and each of the representations and warranties of the Company contained in this Agreement which are not qualified as to materiality must be true and correct in all material respects as of the Closing Date, in each case, as if made on such date.

(b) Performance. The Company shall have performed and complied in all material respects with all agreements, covenants and conditions required to be performed and complied with by it under this Agreement at or before the Closing.

(c) No Suspension. No order suspending the use of this Agreement or the SEC Documents or enjoining the offering or sale of the Securities shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to the best of the Company’s knowledge, are contemplated or threatened nor has any order been issued halting the trading of the Company’s Common Stock.

(d) Capitalization. Immediately prior to the consummation of the Closing, the Company will have an authorized capitalization as set forth on Schedule 2.2(c).

(e) Acquisition of Capital Stock of MCR American Pharmaceutical and AMBI Pharmaceuticals. The transactions contemplated by the Amended and Restated Stock Purchase Agreement (the “Acquisition Agreement”), by and among GKI Acquisition Corporation, the Company and David Ambrose, shall be concurrently consummated (the “Acquisition”).

(f) Minimum Shares Purchased. A minimum of 8,000,000 shares of Common Stock shall be purchased by the Investors at the Closing under this Agreement for a minimum aggregate purchase price of $2,000,000.

(g) Officers’ Certificate. The Investors shall have received a certificate from an authorized officer of the Company, dated as of the Closing Date, certifying in such officer’s official capacity, as to the fulfillment of the conditions set forth in subparagraphs (a), (b), (c), (d) and (e) above.

(h) No Material Adverse Change. At Closing, an authorized officer of the Company shall have provided a certificate to the Investors confirming that there have been no material adverse changes in the condition (financial or otherwise) or prospects of the Company from the date of the latest financial statements included in the SEC Documents other than as set forth or contemplated in this Agreement.

(i) No Injunctions; etc. No court or governmental injunction, order or decree prohibiting the purchase and sale of the Securities will be in effect. There will not be in effect any law, rule or regulation prohibiting or restricting the sale or requiring any consent or approval of any person that has not been obtained to issue and sell the Securities to the Investors.

(j) Waivers and Consents. The Company shall have obtained all consents and waivers necessary to execute and deliver this Agreement and to issue and deliver the Securities, and all consents and waivers shall be in full force and effect.

3.2 Conditions of the Company’s Obligations at Closing. The obligations of the Company with respect to each Investor under this Agreement are subject to such Investor’s fulfillment on or before the Closing of each of the following conditions by the Investors:

(a) Representations and Warranties. The representations and warranties of the Investors contained in Section 2.1 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing Date.

(b) Payment of Purchase Price. The Investors shall have delivered the purchase price and other documents required pursuant hereto.

(c) No Injunctions; Etc. No court or governmental injunction, order or decree prohibiting the purchase and sale of the Common Stock shall be in effect. There shall not be in effect any law, rule or regulation prohibiting or restricting the sale or requiring any consent or approval of any person that has not been obtained to issue and sell the Securities to the Investors.

(d) Minimum Shares Purchased. A minimum of 8,000,000 shares of Common Stock shall be purchased by the Investors at the Closing under this Agreement for a minimum aggregate purchase price of $2,000,000.

SECTION 4
AFFIRMATIVE COVENANTS OF THE COMPANY

4.1 The Company hereby covenants and agrees with the Investors as follows:

(a) Conduct of the Company. Between the date hereof and the Closing Date, the Company shall, and shall cause each Subsidiary to:

(i) preserve and maintain in full force and effect its existence and good standing under the laws of its jurisdiction of formation or organization;

(ii) preserve and maintain in full force and effect all material rights, privileges, qualifications, applications, licenses and franchises necessary for the Company and the Subsidiaries to operate in the normal conduct of their respective businesses as presently and as proposed to be conducted;

(iii) use its best efforts to preserve intact its business organization;

(iv) conduct its business in the ordinary course in accordance with sound business practices, and keep its properties in good working order and condition (normal wear and tear excepted);

(v) take all reasonable actions to protect and maintain the Company’s Intellectual Property, including, without limitation, prosecuting all pending applications for patents or for the registration of trademarks and copyrights and maintaining, to the extent permitted by law, each patent or registration owned by the Company or any Subsidiary;

(vi) (A) comply in all material respects with all applicable laws, rules and regulations and with the directions of any governmental authority, and (B) not take any action designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities in violation of applicable law;

(vii) file or cause to be filed in a timely manner all reports, applications, estimates and licenses that shall be required by a governmental authority;

(viii) conduct its business in a manner such that the representations and warranties of the Company contained in Section 2.2 shall continue to be true and correct in all material respects on and as of the Closing;

(ix) use its reasonable efforts to cause the conditions contained in Section 3.1 to be satisfied on or before the Closing Date; and

(x) not issue, deliver, sell or authorize, or propose the issuance, delivery, sale or purchase of, any additional shares of capital stock, stock equivalents or any other security of the Company or any Subsidiary, other than (A) the issuance of Common Stock pursuant to the exercise of any warrants or options or other outstanding convertible securities outstanding as of the date hereof, (B) the issuance of securities pursuant to the Company’s equity incentive plans and (C) the issuance of any securities pursuant to the Acquisition Agreement.

4.2 Disclosure. The Company covenants and agrees that neither it nor any other person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company subsequent to Closing or Termination of the Offering. In the event of a breach of the foregoing covenant by the Company or any person acting on its or their behalf, the Company shall, upon written notice of such breach, make public disclosure of such material non-public information.

4.3 Securities Law Filings. For so long as the Investors and their respective Affiliates in the aggregate hold any of the Securities, the Company agrees to file with the SEC in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act.

4.4 Legends. The Company agrees that at such time as the legends specified in Section 2.2(l) are no longer required to be printed on certificates evidencing the Securities (or any securities issued in exchange therefor in connection with any merger, recapitalization, reclassification or other similar transaction), the Company shall cause its counsel to promptly issue a legal opinion addressed to the Company’s transfer agent if required by such transfer agent to effect the removal of such legend as and when any Investor so requests, subject to the Investor providing any documentation reasonably requested by the Company or its counsel. The Company further agrees that at such time, it will, promptly following, and in any event within ten (10) business days of, the delivery by a Investor to the Company or the Company’s transfer agent of a certificate representing Securities issued with a restrictive legend, deliver or cause to be delivered to such Investor a certificate or multiple certificates, if requested, representing such Securities that is free from all restrictive and other legends.

4.5 Use of Proceeds. The Company shall use the net proceeds from the sale of the Common Stock for general corporate purposes and funding the Acquisition.

SECTION 5
TERMINATION

5.1 Termination. This Agreement may be terminated prior to the Closing as follows:

(a) with respect to any individual Investor, in whole or in part, at any time on or prior to the Closing Date, by written notice given by the Company to Investor and to all other Investors prior to Closing, provided that the Company returns to such Investor, without interest or deduction, all Proceeds paid by such Investor (for such terminated portion of Proceeds thereof);

(b) at the election of the Company or the Investor by written notice to the other parties hereto after 5:00 p.m., New York time, on June 30, 2008, if the Acquisition shall not have occurred on or prior to such date, unless such date is extended by the mutual written consent of the Company and the Investor; provided, however, that the right to terminate this Agreement under this Section 5.1(b) shall not be available (A) to any party whose breach of any representation, warranty, covenant or agreement under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date or (B) if the Closing has not occurred solely because any party hereto has not yet obtained a necessary approval from any governmental authority; or

(c) by either the Company or the Investor by written notice to the other parties hereto if any governmental authority shall have issued any injunction or other order prohibiting the consummation of the Closing and such injunction or order shall not be subject to appeal or shall have become final and nonappeable.

5.2 Effect of Termination. If this Agreement is terminated pursuant to Section 5.1, this Agreement shall become void and of no further force and effect and none of the parties hereto shall have any liability in respect of such termination; provided, however, that such termination shall not relieve the Company or any Investor of any liability for any breach or non-performance of, or non-compliance with, this Agreement.

SECTION 6
SURVIVAL OF REPRESENTATIONS, WARRANTIES AND
COVENANTS

6.1 Survival of Representations, Warranties and Covenants. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement until twenty-four (24) months following the Closing Date, except for (a) Sections 2.2(a), 2.2(b), 2.2(c) and 2.2(d) which representations and warranties shall survive the execution and delivery of this Agreement and the Closing hereunder for the period of any applicable statute of limitations or indefinitely if no statute of limitation applies, (b) 2.2(e), 2.2(v) and 2.2(x), which representations and warranties shall survive until the third anniversary of the Closing Date, and (c) Section 2.2(u), which shall survive until the later to occur of (i) the lapse of the statute of limitations with respect to the assessment of any tax to which such representation and warranty relates (including any extensions or waivers thereof) and (ii) sixty (60) days after the final administrative or judicial determination of the taxes to which such representation and warranty relates, and no claim with respect to Section 2.2(u) may be asserted thereafter with the exception of claims arising out of any fact, circumstance, action or proceeding to which the party asserting such claim shall have given notice to the other parties to this Agreement prior to the termination of such period of reasonable belief that a tax liability will subsequently arise therefrom. Except as otherwise provided in this Agreement, all such representations, warranties, covenants and agreements shall inure to the benefit of the parties and their respective successors and assigns.

SECTION 7
MISCELLANEOUS

7.1 Modification. Neither this Agreement nor any provisions hereof should be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

7.2 Notices. All notices and other communications required or permitted hereunder must be in writing and, except as otherwise noted herein, must be addressed as follows:

if to the Company, to:

Neuro-Hitech, Inc.
One Penn Plaza
Suite 1503
New York, New York 10019
Attn:  David Barrett
Facsimile: (212) 594-1242

with a copy (which shall not constitute notice) to:

Arent Fox LLP
1050 Connecticut Avenue, NW
Washington, DC 20036
Attn: Jeffery E. Jordan, Esq.
Facsimile: (202) 857-6395

if to any Investor, to the address shown on such Investor’s signature page, marked for attention as there indicated, or to such other address as the party to whom notice is to be given may have furnished to the other parties in writing in accordance with the provisions of this Section 7.2. Any such notice or communication will be deemed to have been received: (A) in the case of facsimile or personal delivery, on the date of such delivery; and (B) in the case of nationally-recognized overnight courier, on the next business day after the date sent.

7.3 Execution. By the execution of the signature page attached hereto, the parties hereby agree to be bound by all of the terms and conditions of this Agreement. Any signature delivered by facsimile transmission shall create a valid and binding obligation of the so party executing with the same force and effect as if such facsimile signature page were an original thereof.

7.4 Counterparts. This Agreement may by executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

7.5 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs executors, administrators, successors, legal representatives and assigns. The obligation of the Investors shall be several and not joint and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

7.6 Entire Agreement. This instrument, together with the schedules and exhibits hereto, contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

7.7 Assignability. This Agreement is not transferable or assignable by the Investor.

7.8 Applicable Law; Jurisdiction. This Agreement shall be governed by and construed under the internal laws of the State of New York without regard to conflict of law rules. The parties hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York County and the Federal courts located in the Southern District of New York, with respect to any action or legal proceeding commenced by either party with respect to this Agreement or the Securities. Each party irrevocably waives any objection it now has or hereafter may have respecting the venue of any such action or proceeding or the inconvenience of such forum, and each party consents to the service of process in any such action or proceeding in the manner set forth for the delivery of notices herein.

7.9 Waiver of Jury Trial. The parties hereby waive their rights to a trial by jury in any action or proceeding involving any matter arising out of or relating to this Agreement or to the Securities.

7.10 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Investor and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach or obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

7.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision into this Agreement.

7.12 Equal Treatment of Investors. The Company shall not pay or offer to pay, whether in the form of cash, rights, benefits or other consideration, any Investor to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration, rights or benefit is paid to all Investors. For avoidance of doubt, this provision constitutes a separate right granted to each Investor and shall not in any way be construed as action in concert or action as a group by such Investor with any other Investor with respect to the purchase, disposition or voting of the Securities.

[Signatures on Following Pages]

IN WITNESS WHEREOF, the parties have executed this Agreement as of this 6th day of June 2008.

NEURO-HITECH, INC.

By:	/s/ David Barrett
Name: David Barrett
Title: Chief Financial Officer

[Additional Signatures on Following Pages]

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Signature of Investor	Signature of Co-Investor

Name of Investor	Name of Co-Investor

Address of Investor	Address of Co-Investor

Social Security or Taxpayer	Social Security or Taxpayer Identification
Identification Number of Investor	Number of Co-Investor

Number of Common Stock Purchased
at $0.25 per share

Total Purchase Price Amount